UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

NUTRACEUTICAL INTERNATIONAL CORPORATION (Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah	84060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued by Nutraceutical dated April 29, 2004.

Item 12. Results of Operations and Financial Condition.

On April 29, 2004, the Company reported results for the fiscal 2004 second quarter and six months ended March 31, 2004 in a press release, a copy of which is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

Date: April 29, 2004	By:	/s/ LESLIE M. BROWN, JR.
Leslie M. Brown, Jr.
Senior Vice President, Finance, Chief Financial Officer and
Assistant Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated April 29, 2004.